                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       LARSCOM INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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
                              LARSCOM INCORPORATED

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1998

TO THE STOCKHOLDERS OF LARSCOM INCORPORATED:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LARSCOM INCORPORATED, a Delaware corporation (the "Company") will be held at 10:00 a.m., local time, on Thursday, May 28, 1998, at The Sheraton San Jose,
Fremont-Cupertino Room, 1801 Barber Lane, Milpitas, California 95035, for the following purposes:

    1. To elect five (5) directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified.

    2. To ratify the appointment of Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.

    3. To amend the Stock Incentive Plan to increase the number shares of Class A Common Stock reserved for issuance thereunder from 2,485,000 to 3,985,000 shares.

    4. To amend the Employee Stock Purchase Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder from 310,000 to 685,000 shares.

    5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 6, 1998 are entitled to notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the annual meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors,

                                          Bruce D. Horn
                                          SECRETARY

Milpitas, California
April 20, 1998

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE.

                              LARSCOM INCORPORATED
                             1845 MCCANDLESS DRIVE
                               MILPITAS, CA 95035
                                  408-941-4000

                          PROXY STATEMENT FOR THE 1998
                         ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of LARSCOM INCORPORATED (the "Company") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, May 28, 1998, local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Sheraton San Jose, Fremont-Cupertino Room, 1801 Barber Lane, Milpitas, California 95035. The telephone number at that location is (408) 943-0600. When proxies are properly dated, executed and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for each of the proposals set forth herein and at the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    These proxy solicitation materials and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997, including financial statements, were first mailed on or about April 20, 1998 to all stockholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

    Stockholders of record at the close of business on April 6, 1998, (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 8,190,000 shares of the Company's Class A Common Stock, $.01 par value, were issued and outstanding and 10,000,000 shares of the Company's Class B Common Stock, $.01 par value, were issued and outstanding. No shares of the Company's preferred stock were outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Larscom Incorporated at 1845 McCandless Drive, Milpitas, California 95035, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

VOTING AND SOLICITATION

    Except with respect to certain matters as to which Delaware law requires each class to vote as a separate class, the holders of Class A Common Stock and Class B Common Stock vote as a single class on all matters, with each share of Class A Common Stock, entitled to one vote per share and each share of Class B Common Stock, entitled to four votes per share. Stockholders do not have the right to cumulative voting at the meeting.

    The cost of soliciting proxies will be borne by the Company. Arrangements have been made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries. The Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. The Company has retained The Bank of New York, its transfer agent, at an estimated cost of $5,000, to assist in the Company's solicitation of proxies from brokers, nominees, institutions and individuals. In addition, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. No additional compensation will be paid for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Class A and Class B Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST", "WITHHELD" or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

    Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

    The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a manner consistent with such holding. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING FOR FISCAL YEAR
  1998

    The Company currently intends to hold its 1999 Annual Meeting of Stockholders in May 1999 and to mail Proxy Statements relating to such meeting in April 1999. Stockholder proposals intended to be presented at the 1999 Annual Meeting must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than December 11, 1998. Such stockholder proposals should be submitted to Larscom Incorporated at 1845 McCandless Drive, Milpitas, California 95035, Attention: Secretary.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

    The number of directors authorized by the Company's Board is currently fixed at five and five directors are to be elected at the Annual Meeting of Stockholders.

    Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until such director's successor has been duly elected and qualified.

NAME OF DIRECTOR                          AGE      PRINCIPAL OCCUPATION
------------------------------------      ---      ---------------------------------------------------------------------
Deborah M. Soon.....................          45   President and Chief Executive Officer and Director of the Company

Paul E. Graf........................          54   President and Chief Executive Officer of Axel Johnson Inc.

Donald G. Heitt.....................          62   Chairman of the Board of Voysys Corporation

Harvey L. Poppel....................          60   Retired Managing Director of Broadview Associates L.L.C.

Joseph F. Smorada...................          51   Senior Vice President and Chief Financial Officer of Axel Johnson
                                                     Inc.

    Except as set forth below, each nominee has engaged in his or her principal occupation described above during the past five years. There is no family relationship among any directors or executive officers of the Company.

    DEBORAH M. SOON has served as President and Chief Executive Officer of the Company since July 1994 and as a director since June 1996. Previously, she served as Vice President of Marketing and Sales from June 1993 to June 1994, as Vice President of Marketing from January 1991 to May 1993, and as Director of Marketing from May 1990 to December 1990. Prior to joining the Company, Ms. Soon held management positions in engineering, marketing and sales with AT&T, Prime Computers, BBN Communications Corporation and Data Architects Systems Inc. Ms. Soon earned a BA in Mathematics from the University of California, San Diego and an MBA from the Harvard Graduate School of Business. She has also completed special undergraduate studies at Cambridge University in England.

    PAUL E. GRAF has served as Chairman of the Board of Directors of the Company since June 1990. Mr. Graf has served as President and Chief Executive Officer for Axel Johnson Inc. ("Axel Johnson") since 1989. Prior to joining Axel Johnson, Mr. Graf held various senior executive positions with Schroders, a venture capital company, Conrac Corporation and Texas Instruments. Mr. Graf earned a BS in Electrical Engineering from Rensselaer Polytechnic Institute and an MBA from Boston University.

    DONALD G. HEITT has served as a director of the Company since November 1996. He has been the Chairman of the Board of Voysys Corporation since December 1995. From April 1990 to January 1996, Mr. Heitt was the President and Chief Executive Officer of Voysys Corporation. Prior to 1990, Mr. Heitt served as Senior Vice President of Telebit Corporation, Vice President of Sales and Marketing and President of the computer division of General Automation, Inc., and Vice President of Honeywell Information Systems, Inc. Mr. Heitt earned a BBA from the University of Iowa.

    HARVEY L. POPPEL has served as a director of the Company since November 1996. He served as Managing Director at Broadview Associates L.L.C. from January 1985 until his retirement in December 1996 and as President of Poptech, Inc. since 1984. Previously, he was Senior Vice President, Board Member and Managing Officer of the Information Industry Practice at Booz, Allen & Hamilton and managed communications software development at both Western Union and Westinghouse Electric. He also is a director of Cotelligent Group, Inc., a professional services firm. Mr. Poppel holds an MS and a BS from Rensselaer Polytechnic Institute.

    JOSEPH F. SMORADA has served as a director of the Company since June 1992. Mr. Smorada has served as Senior Vice President and Chief Financial Officer of Axel Johnson since April 1992. Prior to joining Axel Johnson, Mr. Smorada was Senior Vice President and Chief Financial Officer for Lone Star Industries, Inc. from September 1988 to April 1992. Prior to 1988, Mr. Smorada held senior executive positions with Conrac Corporation and Continental Group, Inc. Mr. Smorada earned a BA in Economics from California University of Pennsylvania.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held eleven meetings during the fiscal year ended December 31, 1997, of which, four were meetings in person and seven were held by telephone conference call. The Board of Directors acted by unanimous written consent in lieu of a meeting one time during the fiscal year. The Board of Directors does not have a nominating committee or any committee performing similar functions. All members of the Board of Directors attended more than 75% of the meetings except Mr. Kalkhoven, who attended 42% of the meetings. Mr. Kalkhoven is not standing for re-election.

    The Audit Committee, which consisted of Messrs. Kalkhoven, Poppel and Smorada, held six meetings during fiscal year 1997. The Audit Committee is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal controls. All members of the Audit Committee attended more than 75% of its meetings except Mr. Kalkhoven who attended 67% of the meetings.

    The Compensation Committee, which consisted of Messrs. Graf, Heitt and Poppel, held four meetings during fiscal year 1997. The Compensation Committee reviews and approves the Company's executive compensation policies and approves all stock option grants. All members of the Compensation Committee attended more than 75% of the meetings.

DIRECTOR COMPENSATION

    Directors who are not employees of the Company or Axel Johnson Inc. receive compensation for their services as directors at the rate of $1,500 per quarter and $1,000 per Board of Directors or committee meeting attended in person. Generally, Compensation Committee and Audit Committee meetings are held quarterly at the time of the Board of Director meetings and directors are not separately compensated for attending such committee meetings. Due to the unusual length and frequency of the meetings held by telephone conference call during 1997 the Board of Directors, who are not employees of the Company or Axel Johnson, were compensated an additional $1,000.

    Directors who are not employees of the Company or Axel Johnson Inc. participate in the Company's Stock Option Plan for Non-Employee Directors (the "Directors Plan"). Under the Directors' Plan, non-employee directors are automatically granted an initial option to purchase 18,000 shares of the Company's Class A Common Stock. Non-employee directors receive thereafter annual options to purchase 6,000 shares of the Company's Class A Common Stock pursuant to the terms of the Directors Plan. Pursuant to the Directors' Plan, on December 24, 1996, each director (excluding those who were employees of the Company or Axel Johnson Inc.) was granted an option to purchase 18,000 shares of Class A Common Stock at an exercise price of $12.00 per share, which options vest in three equal installments on the date of each of the three Annual Meetings of Stockholders following the grant. An additional grant of options to purchase 6,000 shares of Class A Common Stock was made to non-employee directors at an exercise price equal to the then fair market value of the Class A Common Stock on the date of the 1997 Annual Meeting of Stockholders in May 1997.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    The five candidates receiving the highest number of "FOR" votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES SET FORTH ABOVE.

                                  PROPOSAL TWO
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998. This appointment is being presented to the stockholders for ratification at the meeting. If the stockholders reject the appointment the Board of Directors will reconsider its selection.

    Price Waterhouse LLP has audited the Company's financial statements since 1993 and performed reviews from 1987 through 1992. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting will be required to approve the ratification of the Board's appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending December 31, 1998.

    THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 1998 AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL THREE
                     AMENDMENT TO THE STOCK INCENTIVE PLAN

    On October 11, 1996 the Board of Directors (the "Board") adopted the Company's Stock Incentive Plan (the "Plan") and reserved 2,485,000 shares of Class A Common Stock for issuance thereunder. At the annual meeting, the shareholders are being requested to consider and approve the proposed amendment to the Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder by 1,500,000 shares, bringing the total number of shares issuable under the Plan to 3,985,000.

    The Board believes that the allocation and retention of high quality personnel are essential to the Company's continued growth and success and that the Plan is necessary for the Company to remain competitive in its compensation practices. In the absence of shareholder approval of this increase in the available shares, the Board believes there would be insufficient shares available for future option grants under the Plan, except to the extent that shares become available upon termination or cancellation of outstanding options.

    Although the Company is permitted to grant stock appreciation rights and other stock awards under the Plan, to date only incentive and nonstatutory stock options have been granted.

SUMMARY OF THE PLAN

    The following summary of the Plan is subject to the specific provisions of the Plan, which is available to any shareholder upon request.

PURPOSE

    The purpose of this Plan is to enable the Company to provide competitive incentives that will attract, retain, motivate and reward Employees and to enable the Company to give employees an interest parallel to the general interests of the Company's shareholders.

ADMINISTRATION

    The Plan may generally be administered by the Board or by a Committee of the Board of Directors (collectively, the "Administrator"). The interpretation and construction of any provision of the Plan by the Board or its Committee shall be final and binding.

ELIGIBILITY

    The Administrator may grant non-qualified stock options, stock appreciation rights and stock bonus awards to eligible employees and consultants. Incentive stock options may only be granted to employees.

LIMITATIONS

    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock appreciation rights granted to such persons, the Plan provides that no employee or consultant may be granted, in any fiscal year of the Company, options and stock appreciation rights to purchase more than 500,000 shares of Common Stock.

TERMS AND CONDITIONS OF OPTIONS

    Each option is evidenced by a written stock option agreement between the Company and the optionee.

    Options shall be subject to the following additional terms and conditions:

        (a) The Administrator determines the purchase price of options at the time options are granted. The purchase price of an option shall be not less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the purchase price of an incentive stock option granted to a 10% shareholder shall not be less than 110% of the fair market value of the Common Stock on the date such option is granted.

        (b) The purchase price of shares subject to an option generally may be paid in whole or in part by (i) cash, (ii) bank-certified, cashier's or personal check, (iii) "cashless" exercise, or (iv) other shares of Common Stock or property of the Company. Property for purposes of the Plan shall include an obligation of the Company unless prohibited by applicable law.

        (c) Each option may be exercisable in full at the time of grant or may become exercisable in one or more installments, at such time or times and subject to satisfaction of such terms and conditions as the Administrator may determine. The Administrator may at any time accelerate the date on which any outstanding option becomes exercisable.

        (d) Each option shall be exercisable during the lifetime of the optionee only by the optionee's guardian or legal representative, and after death only by the optionee's beneficiary or estate or a person who acquired the right to exercise the option by will or the laws of descent and distribution. Each Option shall expire at such time or times as the Administrator may determine; provided, however, that no option shall be exercisable more than ten (10) years from the date of grant and no incentive stock option granted to any 10% shareholder shall be exercisable more than five (5) years from the date of grant.

        (e) The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

TERMS AND CONDITIONS OF STOCK BONUS AWARDS

    A stock bonus award may, but need not be, granted as a performance unit award or a restricted stock award. An award may be settled in either cash or stock and may be paid at the time of grant or at a subsequent time as determined by the Administrator. Awards will be subject to such terms and conditions, including restrictions on transfer, as determined by the Administrator.

TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

    The Administrator generally may grant to selected optionees stock appreciation rights that are granted in connection with an option ("linked stock appreciation rights") and/or stock appreciation rights that are granted separate from an option ("free-standing stock appreciation rights"). A linked stock appreciation right generally entitles the optionee to exercise the stock appreciation right by surrendering to the Company unexercised the corresponding portion of the related option. In exchange, the optionee receives from the Company an amount equal to the excess of the fair market value of the Common Stock covered by the surrendered portion of the related option on the date of surrender of the related option over the exercise price of the related option or shares of Common Stock of the related option or a combination of both. When a linked stock appreciation right is exercised, the related option, to the extent surrendered, ceases to be exercisable. A linked stock appreciation right remains exercisable until, and expires no later than, the date on which the related option ceases to be exercisable or expires.

    The Administrator shall determine when stock appreciation rights become exercisable, and may, at any time, accelerate the exercisability of such rights; provided, however, that no free-standing stock appreciation right shall be exercisable more than ten (10) years from the date of grant. The base price of a stock appreciation right shall generally be the fair market value of the Common Stock on the date such right was granted or, with certain linked stock appreciation rights, shall be the price of the related option. The Company's obligation arising upon the exercise of a stock appreciation right may be paid in Common Stock or in cash, or any combination thereof, as the Administrator may determine.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

    In the event that the stock of the Company changes by reason of any recapitalization, reclassification, split-up, or consolidation, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option, right or award outstanding under the Plan, and the exercise price of any such outstanding option, right or award.

    In connection with any change of control involving the Company, the optionee will generally vest in full and have the right to exercise each outstanding option, right or award as to all the optioned stock, including shares not otherwise vested or exercisable. Optionees employed less than six months will have their options become fully vested and exercisable if they agree to remain employed until the date six months after the option grant.

AMENDMENT AND TERMINATION

    The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Plan to the extent necessary to comply with applicable law. No such action by the Board or shareholders may alter or impair any option, right or award previously granted under the Plan without the written consent of the optionee.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after the exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of a disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon exercise, the optionee recognizes taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company.

    Upon disposition of such shares by the optionee, any difference between the sales price and the optionee's exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

    Unless limited by Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a nonstatutory option.

    STOCK APPRECIATION RIGHTS. No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient generally will be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any Common Stock received on the exercise. In the case of a recipient who is also an employee, any income recognized on exercise of a stock appreciation right will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount. If the optionee receives Common Stock upon the exercise of a stock appreciation right, any gain or loss on the subsequent sale of such stock will be treated in the same manner as discussed above under "Nonstatutory Stock Options".

    OTHER STOCK AWARDS. Generally, no income will be recognized by a recipient in connection with the grant of a stock award of unvested stock, unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within 30 days of the date of grant in the case of an award of stock. Otherwise, at the time the stock award vests, the recipient generally will recognize compensation income in an amount equal to the difference between the fair market value of the stock at the time of vesting and the amount paid for the stock, if any. Generally, the recipient will be subject to tax consequences similar to those discussed under "Nonstatutory Stock Options". In the case of a recipient who is also an employee, any amount treated as compensation will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to a stock award.

    The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    At the Annual Meeting, the shareholders are being asked to approve an amendment to increase the number of shares available under the Plan. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting at the meeting is required to approve the amendment to the Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S STOCK INCENTIVE PLAN.

                                 PROPOSAL FOUR
            AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

    The Company's Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors (the "Board") on October 11, 1996 and approved by the shareholders on November 15, 1996. A total of 310,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. At the annual meeting, the shareholders are being requested to consider and approve the proposed amendment to the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 375,000 shares, bringing the total number of shares issuable under the Purchase Plan to 685,000.

    The Board of Directors believes that the attraction and retention of high quality personnel are essential to the Company's continued growth and success and that the Purchase Plan is necessary for the Company to remain competitive in its compensation practices. In the absence of an increase in the available shares, the Board believes there would be insufficient shares available for purchase under the Purchase Plan, except to the extent that shares are not purchased during the current offering period due to the withdrawal of a plan participant.

SUMMARY OF THE PURCHASE PLAN

    The following summary of the Purchase Plan is subject to the specific provisions of the Purchase Plan, which is available to any shareholder upon request.

PURPOSE

    The purpose of this Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions in a manner that qualifies under Section 423 of the Internal Revenue Code (the "Code").

ADMINISTRATION

    The Purchase Plan provides for administration by the Board or by a Committee of the Board (collectively, the "Administrator"). The interpretation and construction of any provision of the Purchase Plan by the Administrator shall be final and binding.

ELIGIBILITY

    Generally, any regular full-time employee of the Company (who works at least twenty (20) hours per work and five (5) months per year) will be eligible to participate in the Purchase Plan; provided, however, that no employee may be granted an option under the Purchase Plan if (i) such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or (ii) if such employee's rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year.

PARTICIPATION IN AN OFFERING

    The Company may make offering periods of up to 27 months duration available to eligible employees to purchase shares of Common Stock under the Purchase Plan (an "Offering"), until all shares authorized to be delivered under the Purchase Plan have been exhausted or until the Purchase Plan is sooner terminated by the Board. The number, commencement date and duration of any offering periods shall be determined by the Administrator in its sole discretion; provided however, that, unless the Administrator determines otherwise, a new Offering shall commence on each August 1 and February 1 and shall terminate on (and include) the day immediately preceding the day on which the next Offering commences. An eligible employee may elect to participate in an Offering at such time(s) as the Administrator may permit by authorizing a payroll deduction of up to a maximum of ten percent (10%) of compensation. The Administrator may, at any time, suspend or accelerate the completion of an Offering if required by law or deemed by the Administrator to be in the best interests of the Company, including in the event of a change in ownership or control of the Company or any Subsidiary. Once an employee becomes a participant in the Purchase Plan, Common Stock will automatically be purchased under the Purchase Plan at the end of each offering period, unless the participant withdraws or terminates employment earlier and, the employee will automatically participate in each successive offering period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates.

PURCHASE PRICE

    The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an Offering or (ii) 85% of the fair market value of a share of Common Stock on the last day of each Offering. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the NASDAQ National Market for such date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares is accumulated by payroll deductions throughout the Offering. The number of shares of Common Stock a participant may purchase in each Offering is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Offering by the purchase price; provided, however, that a participant may not purchase more than 1,000 shares for each Offering. During the Offering, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

    All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

WITHDRAWAL

    A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

TERMINATION OF EMPLOYMENT

    Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    In the event of any changes in the capitalization of the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Administrator in the shares subject to purchase and in the price per share under the Purchase Plan.

AMENDMENT AND TERMINATION

    The Board may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Stockholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The Purchase Plan may be terminated by the Board at any time in accordance with the Purchase Plan.

FEDERAL INCOME TAX INFORMATION FOR PURCHASE PLAN

    The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two
(2) years from the first day of the Offering Period or more than one (1) year from the date of transfer of the stock to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above and except to the extent permitted under
Section 162(m) of the Code.

    The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    At the Annual Meeting, the shareholders are being asked to approve an amendment to increase the number of shares available under the Purchase Plan. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting at the meeting is required to approve the amendment to the Purchase Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

                             ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

    The following table sets forth information regarding the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"), whose salary and bonus exceeded $100,000 in the last fiscal year, for services rendered in all capacities to the Company for the fiscal years ended December 31, 1997, 1996 and 1995:

                                                                                          LONG-TERM
                                               SUMMARY COMPENSATION TABLE                COMPENSATION
                                                                                         ------------
                                                  ANNUAL COMPENSATION       LONG-TERM     SECURITIES     ALL OTHER
                                      FISCAL   --------------------------   INCENTIVE     UNDERLYING    COMPENSATION
NAME                                   YEAR    SALARY($)      BONUS(1)($)   PLAN(2)($)    OPTIONS(#)        ($)
------------------------------------  ------   ---------      -----------   ----------   ------------   ------------
Deborah M. Soon ....................   1997      213,375        138,503           --        40,000         13,610(5)
  President and Chief Executive        1996      179,159        166,287      401,306       115,000         12,510(5)
  Officer                              1995      154,824        120,000       27,875            --          8,876(5)

Jeffrey W. Reedy ...................   1997      125,583         51,410           --        12,500          6,052(6)
  Vice President, Engineering          1996      108,260         69,966      118,153        35,000          3,420(6)
  Network Systems Group                1995      100,884         76,308(3)        --            --          3,358(6)

Paul A. Strudwick ..................   1997      125,063         60,000           --        12,500         10,361(7)
  Vice President, Strategic Planning   1996      109,602         69,817       39,270        35,000          8,879(7)
                                       1995      101,509         39,664           --            --          3,654(7)

George M. Donohoe ..................   1997      180,043(4)      51,410           --        12,500         11,845(8)
  Executive Vice President             1996      198,550(4)      60,542       31,946        35,000         11,123(8)
                                       1995      166,822(4)      39,670           --            --          7,330(8)

William H. Cory ....................   1997      122,172         38,500           --        12,500          4,777(9)
  Vice President, Operations           1996      113,503         69,817       36,621        35,000          3,457(9)
                                       1995      109,142         55,105       22,300            --          3,929(9)

------------------------

(1) Represents bonuses earned in the fiscal year and paid in the following year.

(2) Eligible executives of the Company had historically participated in the Axel Johnson Inc. Long-Term Incentive Plan (the "Long-Term Incentive Plan"). This Long-Term Incentive Plan was eliminated for Larscom employees upon consummation of the Company's initial public offering. The goal of the Long-Term Incentive Plan was to focus executives on producing superior long-term returns for the Company over a period longer than one year. The Compensation Committee of Axel Johnson's Board of Directors selected the participants and established the performance targets and associated formulas for awards under the Long-Term Incentive Plan. The length of performance cycles under the Long-Term Incentive Plan varied from three to five years and performance awards have historically been paid in cash at the end of each performance cycle. Certain executives of the Company were also participants in an alternative long-term incentive plan for the 1994 to 1996 performance cycle based on higher performance levels which, if met, would have provided up to approximately $300,000 in additional cash in lieu of both the regular Long-Term Incentive Plan payment and the 1996 Annual

    Bonus Plan. Upon the discontinuation of the Long-Term Incentive Plan, participating executives received payments in both cash and stock as follows:

                                                                          PAID IN STOCK AT A PRICE OF
                                                          PAID IN CASH        $12 PER SHARE(3)(*)
                                                         --------------  ------------------------------
NAME                                                     1994-1996 PLAN  1995-1999 PLAN  1996-2000 PLAN
-------------------------------------------------------  --------------  --------------  --------------
Deborah M. Soon........................................   $    278,821     $   74,800      $   47,685

Jeffrey W. Reedy.......................................         66,884         32,725          18,544

Paul A. Strudwick......................................             --         23,375          15,895

George M. Donohoe......................................             --         18,700          13,246

William H. Cory........................................             --         23,375          13,246

    ----------------------------

    (*) A total of 23,466 shares were issued in March 1997 to the Named
       Executive Officers related to these Plans.

(3) Includes an amount of $21,202 representing a bonus (related to the acquisition of T3 Technologies) based on a percentage of sales of certain products.

(4) Includes sales commissions of $67,849, $108,093 and $84,026 in 1997, 1996 and 1995, respectively.

(5) Includes the matching contribution which the Company made on behalf of the Named Officer of $5,700, $5,395 and $3,330 in 1997, 1996 and 1995,
    respectively, an automobile allowance of $6,396, $7,115 and $5,546 paid in 1997, 1996 and 1995 respectively, and other benefits of $1,514 in 1997.

(6) Includes the matching contribution which the Company made on behalf of the Named Officer of $4,309, $3,420 and $3,358 in 1997, 1996 and 1995,
    respectively and other benefits of $1,743 in 1997.

(7) Includes the matching contribution which the Company made on behalf of the Named Officer of $4,502, $3,946 and $3,654 in 1997, 1996 and 1995,
    respectively, an automobile allowance of $4,446 and $4,933 paid in 1997 and 1996 and other benefits of $1,413 in 1997.

(8) Includes the matching contribution which the Company made on behalf of the Named Officer of $3,445, $3,420 and $3,326 in 1997, 1996 and 1995,
    respectively, an automobile allowance of $6,942, $7,703 and $4,004 paid in 1997, 1996 and 1995 respectively and other benefits of $1,458 in 1997.

(9) Includes the matching contribution which the Company made on behalf of the Named Officer of $3,446, $3,457 and $3,929 in 1997, 1996 and 1995,
    respectively and other benefits of $1,331 in 1997.

OPTION GRANTS AND EXERCISES

    The following table sets forth each grant of stock options made during the fiscal year ended December 31, 1997 to each of the Named Executive Officers:

                                                                                          POTENTIAL REALIZABLE VALUE
                                           OPTION GRANTS IN FISCAL 1997               ----------------------------------
                                                INDIVIDUAL GRANTS
                              ------------------------------------------------------     ASSUMING ANNUAL        USING
                               NUMBER OF                                                 RATES OF STOCK        BLACK-
                              SECURITIES     % OF TOTAL                                PRICE APPRECIATION      SCHOLES
                              UNDERLYING   OPTIONS GRANTED   EXERCISE                  FOR OPTION TERM(2)      OPTION
                                OPTIONS    TO EMPLOYEES IN     PRICE     EXPIRATION   ---------------------    PRICING
NAME                            GRANTED    FISCAL YEAR(1)    ($/SHARE)      DATE        5%($)      10%($)    MODEL($)(3)
----------------------------  -----------  ---------------  -----------  -----------  ---------  ----------  -----------
Deborah M. Soon.............      40,000            8.2%        11.125     11/19/07     279,858     709,215     223,624

Jeffrey W. Reedy............      12,500            2.6%        11.125     11/19/07      87,456     221,630      69,883

Paul A. Strudwick...........      12,500            2.6%        11.125     11/19/07      87,456     221,630      69,883

George M. Donohoe...........      12,500            2.6%        11.125     11/19/07      87,456     221,630      69,883

William H. Cory.............      12,500            2.6%        11.125     11/19/07      87,456     221,630      69,883

------------------------

(1) A total of 468,000 options were granted to employees and directors during the fiscal year ended December 31, 1997 under the Stock Incentive Plan.

(2) The dollar amounts in these columns are the results of calculations at the five percent and ten percent rates set by the SEC and are not intended to predict future appreciation of the Company's securities. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% or 10% annual rate of compounded stock price appreciation or at any other defined level. Unless the market value of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(3) In determining the potential realizable value using the Black-Scholes option pricing model the following assumptions were made: a risk free interest rate of 5.7%, an average expected option life of 4 years, an expected volatility of 60% and a zero dividend yield.

    The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during 1997, including the aggregate value of gains on the date of exercise. In addition, the table sets forth the number of shares covered by stock options as of December 31, 1997, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 1997.

                                                                      NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                                                   OPTIONS AT FISCAL YEAR END       FISCAL YEAR END
                                     SHARES ACQUIRED     VALUE     --------------------------  --------------------------
NAME                                   ON EXERCISE     REALIZED    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------------  ---------------  -----------  -----------  -------------  -----------  -------------
Deborah M. Soon....................            --             --       23,000        132,000           --            --

Jeffrey W. Reedy...................            --             --        7,000         40,500           --            --

Paul A. Strudwick..................            --             --        7,000         40,500           --            --

George M. Donohoe..................            --             --        7,000         40,500           --            --

William H. Cory....................            --             --        7,000         40,500           --            --

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors currently consists of Messrs. Graf, Heitt and Poppel. None of the members of the Compensation Committee was or is an officer or employee of the Company. No interlocking relationship exists between any member of the Company's Compensation Committee and member of any other company's board of directors or compensation committee.

EMPLOYMENT CONTRACTS, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

    None of the Company's executive officers have employment, change in control or severance agreements with the Company and their employment may be terminated at any time at the discretion of the Board of Directors.

               RELATIONSHIP BETWEEN THE COMPANY AND AXEL JOHNSON

    Prior to the Company's initial public offering, the Company was a wholly owned subsidiary of Axel Johnson. As the sole stockholder, Axel Johnson was responsible for providing the Company with financial, management, administrative and other resources. Furthermore, Axel Johnson had maintained substantial control over the day-to-day operations of the Company.

    Services provided to the Company by Axel Johnson include significant management functions and services, including treasury, accounting, tax, internal audit, legal, human resources and other support services. The Company was charged and/or allocated expenses of $622,000, $527,000 and $549,000 for the years ended December 31, 1997, 1996 and 1995, respectively. The costs of these services were directly charged and/or allocated using methods that the Company's management believes are reasonable. Such charges and allocations are not necessarily indicative of the costs the Company would have incurred to obtain these services had it been a separate entity. Neither Axel Johnson nor the Company has conducted any study or obtained any estimates from third parties to determine what the cost of obtaining such services from third parties may have been.

    In August 1996, the Company declared a dividend of $25,000,000 to Axel Johnson evidenced by a $25,000,000 promissory note payable to Axel Johnson, bearing interest at a rate of 7.5% per annum, payable semi-annually. The principal amount of $25,000,000 together with accrued interest of $630,000 was paid using the proceeds from the Company's initial public offering in December 1996.

    The Company and Axel Johnson have entered into a number of agreements for the purpose of defining the ongoing relationship between them. These agreements were negotiated in the context of a parent-subsidiary relationship and therefore are not the result of negotiations between independent parties. It is the intention of the Company and Axel Johnson that such agreements and the transactions provided for therein maintain certain mutually beneficial arrangements on overall terms which the Company and Axel Johnson believe to be at least as favorable to Larscom as could have been obtained from unrelated third parties. However, because of the complexity of the various relationships between the Company and Axel Johnson, there can be no assurance that the terms of any individual element of such arrangements are as favorable to the Company as could have been obtained from unaffiliated third parties. The following summaries address all material provisions of such agreements. While these agreements will provide the Company with certain benefits, the Company is only entitled to the ongoing assistance of Axel Johnson for a limited time and it may not enjoy benefits from its relationship with Axel Johnson beyond the term of the agreements.

    The Company has adopted a policy that all future agreements between the Company and Axel Johnson will be on terms that the Company believes are no less favorable to the Company than the terms the Company believes would be available from unaffiliated parties. In that regard, the Company intends to follow the procedures provided by the Delaware General Corporation Law (the "DGCL") which include a vote to affirm any such future agreements by a majority of the Company's directors who are not employees of Axel Johnson (even though such directors may be less than a quorum). There can be no assurance that any such arrangements or transactions will be the same as that which would be negotiated between independent parties.

    The following is a summary of certain arrangements between the Company and Axel Johnson that became effective upon consummation of the Company's initial public offering.

ADMINISTRATIVE SERVICES AGREEMENT

    The Company and Axel Johnson entered into an administrative services agreement (the "Services Agreement") effective since the consummation of the Company's initial public offering, pursuant to which Axel Johnson continues to provide limited services to the Company, including treasury, accounting, tax, internal audit, legal and human resource functions.

    Each service under the Services Agreement is provided for a period of two years. However, to the extent legally permissible, the Company may terminate any individual service or all services that it receives under the Services Agreement at any time upon 45 days prior written notice. Otherwise, the Services Agreement shall terminate upon the earlier of, among other things, (i) two years after the consummation the Company's initial public offering or (ii) the date which Axel Johnson owns less than 50% of the voting control of the Company; provided, however, that if such reduction in voting control results from a sale or transfer of Class B Common Stock by Axel Johnson, the services shall continue to be provided for a period of 90 days thereafter. Prior to the second anniversary of the consummation of the Company's initial public offering, the Company may unilaterally extend the period during which Axel Johnson provides any service for an additional twelve months by providing Axel Johnson at least 45 prior days written notice. The Company is obligated to take all steps necessary to obtain its own administrative and support services prior to the termination of the Services Agreement.

    The Company is obligated to pay fees established in the Services Agreement based upon the type and amount of services rendered. Axel Johnson charged an annual fee of $622,000 for all of the services that it provided under the Services Agreement for 1997. These fees will be approximately $425,000 for 1998. In addition, the Company reimbursed Axel Johnson for any out-of-pocket expenses it incurred in connection with providing the services.

    Axel Johnson incurred various costs related to services provided to the Company which were charged to the Company. These are as follows:

                                                                            1997
                                                                        ------------
Pension and thrift plan...............................................  $  1,371,000
Insurance and workers' compensation...................................       488,000
Property, liability and general insurance.............................       596,000
Initial public offering related costs.................................       134,000
Other charges.........................................................       300,000

    In addition net cash remittances under the centralized cash management system with Axel Johnson were $2,618,000 during 1997.

TAX SHARING AGREEMENT

    The Company and Axel Johnson entered into a tax sharing agreement (the "Tax Sharing Agreement") effective since the consummation of the Company's initial public offering, pursuant to which the Company has made a payment to Axel Johnson of an amount in respect of taxes shown as due attributable to the operations of the Company on the consolidated federal income tax return filed along with Axel Johnson for the short period commencing on January 1, 1996 and ending on the date on which the Company ceased to be a member of the Axel Johnson consolidated group, December 19, 1996. For the period subsequent to the initial public offering the Company filed combined state income tax returns with Axel Johnson or its subsidiaries, pursuant to which appropriate payments were made by or to the Company. Axel Johnson will indemnify the Company from liability for certain matters, including, net of corresponding tax benefits, any federal, state or local income or other taxes attributable to any affiliated or combined group of which the Company is a member for any period ending after this Offering. The Company has agreed to indemnify Axel Johnson and its subsidiaries from liability for certain matters, including any federal, state or local income or other taxes attributable to the operations of the Company upon consummation of the initial public offering. Subsequent to the Company's initial public offering, the Company will make its own tax filings, with assistance provided by Axel Johnson under the Services Agreement.

CREDIT AGREEMENT

    The Company and Axel Johnson entered into a credit agreement, pursuant to which Axel Johnson has agreed to provide a revolving credit/working capital facility (the "Credit Agreement") to the Company in an aggregate amount of $15,000,000. The Credit Agreement expires in December 1998 and any loans thereunder bear interest during each calendar quarter at a rate per annum equal to the sum of the three month London Interbank Offered Rate (LIBOR), plus 2.0% initially on the date when the loan is made and adjusted thereafter on the first business day of each calendar quarter. Additionally, the Company is required to pay a commitment fee of 0.5% per annum on the unused portion of the Credit Agreement. The Company is required to maintain compliance with certain covenants under the Credit Agreement. As of December 31, 1997, $15,000,000 was available, and during 1997 and 1996, no borrowings were made under the Credit Agreement.

    The Credit Agreement contains various representations, covenants and events of default typical for financing of a similar size and nature. Pursuant to the Credit Agreement, Larscom represents that, among other things, it is duly incorporated and has the corporate authority to enter into the Credit Agreement, there are no conflicts with the Articles of Incorporation or Bylaws or any contract of Larscom, there has been no material adverse change in the financial condition or results of operations of Larscom and that there is no pending or threatened litigation that would have a material adverse effect on the Company. Larscom covenants to, among other things, keep its legal existence in effect, cause to be done all things necessary to maintain and operate its business in substantially the same manner, pay all indebtedness and other obligations, provide Axel Johnson with certain financial information and to use the proceeds of the loans for the purposes set forth in the Credit Agreement. The events of default under the Credit Agreement include any failure to pay punctually any principal or interest due under the Credit Agreement, any act of insolvency of Larscom and any sale by Larscom of all or substantially all of its assets. Upon an event of default, the line of credit shall become payable in full.

    The Credit Agreement also permits Axel Johnson to require, upon 90 days written notice, a mandatory prepayment of all, or a portion of all outstanding loans and to terminate the Credit Agreement in the event that Axel Johnson (i) owns less than the majority of the outstanding voting stock of Larscom or (ii) nominates less than a majority of the persons to be elected to the Board of Directors of Larscom.

                      REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee administers all of the Company's stock option plans, which include the Stock Option Plan for Non-Employee Directors, the Stock Incentive Plan, and the Employee Stock Purchase Plan. The Compensation Committee also recommends to the Board salaries, bonuses, benefits and other remuneration payable to the officers and key employees of the Company. The members of the Compensation Committee are Donald G. Heitt, Harvey L. Poppel and Paul E. Graf, none of whom are employed by the Company.

COMPENSATION PHILOSOPHY

    The Company operates in the competitive and rapidly changing environment of high technology businesses. The Committee seeks to establish compensation policies that allow the Company flexibility to respond to changes in its business environment. The Company's compensation philosophy is based on the belief that achievement in this environment is enhanced by the coordinated efforts of all individuals working toward common objectives. The goals of the Company's compensation program are to align compensation with the Company's business objectives and performance, to foster teamwork and to enable the Company to attract, retain and reward employees who contribute to the Company's long-term success.

COMPENSATION COMPONENTS

    The Company's executive officers are compensated with a salary, and are eligible for bonus and stock option awards. The Committee assesses the past performance and anticipated future contribution, and considers the total compensation (earned or potentially available) of each executive officer in establishing each element of compensation. To that end the Company has provided incentives to its executive officers in the following three ways:

        1) BASE SALARY. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison of base salaries for comparable positions based on the Compensation Committee's periodic industry surveys.

        2) CASH BONUS. The Company's executive cash bonus plan is designed to reward executive officers based on the financial performance of the Company during the year. Under the plan cash bonuses are determined based upon the Company's achievement against specific financial performance objectives. This plan emphasizes the Compensation Committee's belief that, when the Company is successful, the executives should be appropriately compensated. Conversely, if the Company is not profitable, no bonuses are paid absent extraordinary circumstances. Each individual executive officer's portion of the total bonus pool is determined at the start of the year based on the executives' salary grade.

        3) STOCK OPTIONS. The principal equity components of executive compensation are options granted under the Company's Stock Incentive Plan. Stock options are generally granted when an executive joins the Company with additional options granted from time to time for promotions and performance. The initial option granted to an executive vests over a period of five years. The Compensation Committee believes that the stock option participation provides a method of retention and motivation for the senior level executives of the Company and also aligns senior management's objectives with long-term stock price appreciation. Executives are also eligible to participate in the Employee Stock Purchase Plan pursuant to which stock may be purchased at 85 percent of the lower of the closing sale price for the Class A Common Stock as reported on the National Market at the beginning or end of each six month offering period subject to various limitations on the number of shares that can be purchased.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

    Ms. Soon's salary and stock option grant for fiscal 1997 reflect the Committee's evaluation of overall leadership of the Company. The Committee considered, among other factors, the continued growth in revenues and profitability, the release of new products and versions of existing products and comparable salaries of other Chief Executive Officers.

    The Company paid Ms. Soon a base salary of $213,375 for 1997 and a bonus of $138,503 in 1998 for fiscal 1997. In 1997 Ms. Soon was granted an option to purchase 40,000 shares of Class A Common Stock at a price of $11.125 per share, which represented the fair market value of the Class A Common Stock on the date of grant.

                            STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total return to stockholders on the Company's Class A Common Stock from December 24, 1996 through December 31, 1997, to the cumulative total return over such period of (i) The NASDAQ Stock Market (U. S. Companies) and (ii) the NASDAQ Telecom Index. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

    The graph assumes that $100 was invested on the date of the Company's initial public offering, December 24, 1996, in the Company's Class A Common Stock at the initial public offering price of $12.00 per share in each index. No dividends have been declared or paid on the Company's Class A Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

       COMPARISON OF CUMULATIVE TOTAL RETURN AMONG LARSCOM INCORPORATED,
            THE NASDAQ COMPOSITE INDEX AND THE NASDAQ TELECOM INDEX SINCE THE DATE OF THE COMPANY'S INITIAL PUBLIC OFFERING

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NASDAQ COMPOSITE INDEX     NASDAQ TELECOM INDEX    LARSCOM INCORPORATED
12/24/96                     $100.00                  $100.00                $100.00
12/31/96                      $99.37                  $101.66                 $95.79
12/31/97                     $122.74                  $148.05                 $83.52

                                                               12/24/96   12/31/96   12/31/97
                                                               ---------  ---------  ---------
NASDAQ Composite Index.......................................  $  100.00  $   99.37  $  122.74
NASDAQ Telecom Index.........................................     100.00     101.66     148.05
Larscom Incorporated.........................................     100.00      95.79      83.52

                               SECURITY OWNERSHIP

    The following table sets forth as of March 31, 1998 (except as set forth in the footnotes) certain information known to the company with respect to the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock by (i) each beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer and (iv) all directors and executive officers as a group.

                                                                        SHARES BENEFICIALLY OWNED
                                                  ----------------------------------------------------------------------
                                                    NUMBER OF         PERCENT OF   NUMBER OF   PERCENT OF    PERCENT OF
                                                     CLASS A           CLASS A      CLASS B     CLASS B     TOTAL VOTING
                                                   SHARES (1)         SHARES (2)   SHARES (1)  SHARES (2)    POWER (2)
                                                  -------------       ----------   ----------  ----------   ------------
Axel Johnson Inc. (3)...........................         10,000         *          10,000,000    100.0%        83.0%
Kopp Investment Advisors, Inc (4)...............      1,515,700         18.5%              --     *             3.1%
Prudential Insurance Co. of America (5).........      1,049,900         12.8%              --     *             2.2%
Deborah M. Soon.................................         35,207(6)      *                  --     *            *
George M. Donohoe...............................         17,162(7)      *                  --     *            *
Jeffrey W. Reedy................................         12,238(7)      *                  --     *            *
Donald G. Heitt.................................         12,000(8)      *                  --     *            *
Kevin N. Kalkhoven..............................         12,000(8)      *                  --     *            *
Harvey L. Poppel................................         12,000(8)      *                  --     *            *
Paul A. Strudwick...............................         10,946(7)      *                  --     *            *
William H. Cory.................................          8,552(7)      *                  --     *            *
Joseph F. Smorada...............................          4,500         *                  --     *            *
Paul E. Graf....................................          2,500         *                  --     *            *
All executive officers and directors as a group
  (10 persons)..................................        132,855         *                  --     *            *

------------------------

 *  Less than 1%

(1) The number of shares beneficially owned includes Class A Common Stock and B Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days of March 31, 1998, including but not limited to, upon exercise of an option.

(2) Percentage of beneficial ownership and voting power is based on 8,190,000 shares of Class A Common Stock and 10,000,000 shares of Class B Common Stock, all of which were outstanding on March 31, 1998. For each individual, this includes Class A Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days of March 31, 1998, including, but not limited to, upon the exercise of an option; however, such Class A Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual.

(3) Based on information provided in a Schedule 13G filed by Axel Johnson Inc. with the SEC on February 12, 1997. The address for Axel Johnson Inc. is 300 Atlantic Street, Stamford CT 06901-0350. The 10,000 shares of Class A Common Stock are owned of record by Antonia Ax:son Johnson and her spouse. Ms. Johnson is the ultimate owner of Axel Johnson Inc.

(4) Based on information provided in a Schedule 13G/A filed by Kopp Investment Advisors, Inc. with the SEC on February 12, 1998. The address for Kopp Investment Advisors, Inc. is 7701 France Avenue South, Suite 500, Edina, MN 55435.

(5) Based on information provided in a Schedule 13G/A filed by Prudential Insurance Co. of America with the SEC on February 12, 1998. The address for Prudential Insurance Co. of America is Prudential Plaza, 751 Broad Street, Newark, NJ 07102-3777.

(6) Includes 23,000 shares issuable upon exercise of options to purchase Larscom Class A Common Stock that are exercisable within 60 days of March 31, 1998.

(7) Includes 7,000 shares issuable upon exercise of options to purchase Larscom Class A Common Stock that are exercisable within 60 days of March 31, 1998.

(8) Includes 12,000 shares issuable upon exercise of options to purchase Larscom Class A Common Stock that are exercisable within 60 days of March 31, 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, officers and persons who are directly or indirectly the beneficial owners of more than 10% of the Common Stock of the Company are required to file with the SEC within specified monthly and annual due dates, a statement of their initial beneficial ownership and all subsequent changes in ownership of Common Stock. Rules of the SEC require such persons to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of such forms, the Company believes that Paul A. Strudwick was late in filing reports of his transfer of ownership of the Company's Common Stock.

                                 OTHER MATTERS

    The Company knows of no other matters to be brought before the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

                                          Bruce D. Horn
                                          SECRETARY

Dated: April 20, 1998

ATTACHMENT A

LARSCOM INCORPORATED
STOCK INCENTIVE PLAN

The following constitutes the provisions of the Larscom Incorporated Stock Incentive Plan, as amended, effective up on the approval of the stockholders of the Company, on May 28, 1998.

1.   Purposes.

     The primary purposes of this Plan are (a) to enable the Company to provide competitive incentives that will attract, retain, motivate and reward Employees, and (b) to enable the Company to give Employees an interest parallel to the interests of the Company's shareholders generally.

2.   Definitions.

     Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

     (a) "Beneficiary" means a person or entity (including a trust or estate), designated in writing by a Participant on such forms and in accordance with such terms and conditions as the Compensation Committee may prescribe, to whom the Participant's rights under the Plan shall pass in the event of the death of the Participant.

     (b) "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     (c)  "Change in Control" means any of the following:

          (i) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than (A) Axel Johnson Inc. or an affiliate of Axel Johnson Inc., (B) the Company, (C) a Subsidiary, (D) an employee benefit plan of the Company or a Subsidiary, or (E) any person acting on behalf of the Company, a Subsidiary, Axel Johnson Inc. or an affiliate of Axel Johnson Inc. in a distribution of stock to the public, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of Voting Securities representing (I) more than thirty percent of the combined voting power of the then outstanding Voting Securities, and (II) more than the combined voting power of the then outstanding Voting Securities beneficially owned (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, by Axel Johnson Inc. and its affiliates;

          (ii) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or a Subsidiary, reverse split of any class of Voting Securities, or an acquisition of securities or assets by the Company or a Subsidiary, or consummation of any such transaction if stockholder approval is not obtained, other than (A) any such transaction in which the holders of outstanding Voting Securities immediately prior to the transaction receive (or, in the case of a transaction involving a Subsidiary and not the Company, retain), with respect to such Voting Securities, voting securities of the surviving or transferee entity representing more than 60 percent of the total voting power outstanding immediately after such transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (B) any such transaction which would result in a Related Party beneficially owning more than 50 percent of the voting securities of the surviving entity outstanding immediately after such transaction;

        (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction; or

        (iv) the persons who were members of the Board of Directors immediately before a tender or exchange offer for shares of Common Stock by any person other than Axel Johnson Inc. or an affiliate of Axel Johnson Inc., the Company or a Subsidiary, or before a merger of the Company, consolidation of the Company, or contested election of the Board of Directors, or before any combination of such transactions, cease to constitute a majority of the Board of Directors as a result of such transaction or transactions.

For purposes of this paragraph 2(c) and any other provision of the Plan, the term "affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act, 17 C.F.R. section 240.12b-2; the term "Related Party" shall mean (A) a Subsidiary, (B) an employee or group of employees of the Company or any Subsidiary, (C) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, (D) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities, or
(E) Axel Johnson Inc. or an affiliate of Axel Johnson Inc.; and the term "Voting Securities" shall mean any securities of the Company which carry the right to vote generally in the election of directors.

     (d) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions.

     (e) "Common Stock" means common stock, par value $0.01 per share, of the Company.

     (f)  "Company" means Larscom Incorporated, a Delaware corporation.

     (g) "Compensation Committee" means the committee of the Board which is administering the Plan pursuant to paragraph 11(a) below or, if and to the extent that the Plan is being administered by the Board pursuant to paragraph 11(a), the Board.

     (h) "Consultant" means any consultant or advisor who is not an Employee and who renders services to or on behalf of the Company or a Subsidiary, other than services as a member of the Board or services in connection with the offer or sale of securities in a capital-raising transaction, and includes a member of the Board, an employee of Axel Johnson Inc. or a former Employee who is such a consultant or advisor.

     (i) "Employee" means an employee of the Company or a Subsidiary, including an officer or director who is such an employee. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. For purposes of Incentive Stock

Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the optionee shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (k)  "Fair Market Value" on a particular date means as follows:

          (i) If shares of Common Stock are listed or admitted to trading on such date on the New York Stock Exchange, the mean between the high and low sales prices of a share of Common Stock in consolidated trading as reported for such date in the Wall Street Journal; or

          (ii) If shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange but are listed or admitted to trading on another national exchange, the mean between the high and low sales prices of a share of Common Stock in consolidated trading as reported for such date in the Wall Street Journal with regard to securities listed or admitted to trading on such national exchange; or

          (iii) If shares of Common Stock are not listed or admitted to trading on any national exchange, the mean between the high and low sales prices of a share of Common Stock as reported for such date in the Wall Street Journal with regard to NASDAQ issues or, if shares of Common Stock are publicly traded on such date but NASDAQ prices are not quoted for such date in the Wall Street Journal, the mean of the closing bid and asked prices of a share of Common Stock on such date as furnished by a professional market maker making a market in shares of Common Stock; or

          (iv) If in (i), (ii) or (iii) above, as applicable, there were no sales on such date reported as provided above, the respective prices on the most recent prior day on which sales were so reported;

provided that "Fair Market Value" on the date on which an Initial Public Offering occurs shall mean the price at which shares of Common Stock are sold to the public in such Initial Public Offering. In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with section 422 of the Code, "Fair Market Value" shall be determined by the Compensation Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

     (l) "Incentive Stock Option" means an option, including an Option as the context may require, which the company granting the option intends to qualify for the tax treatment applicable to incentive stock options under section 422 of the Code.

     (m) "Initial Public Offering" means an initial public offering in the United States of America of shares of Common Stock, which for purposes of the Plan shall be deemed to occur on the first date, if any, on which such shares are sold to the public in the United States of America pursuant to a registration statement under the Securities Act of 1933, as amended.

     (n) "Non-Qualified Stock Option" means an option, including an Option as the context may require, which the company granting the option does not intend to qualify for the tax treatment applicable to incentive stock options under section 422 of the Code.

     (o) "Option" means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Qualified Stock Options.

     (p) "Participant" means an Employee or Consultant who has been granted a Stock Incentive.

     (q) "Performance Unit Award" means a number of shares of Common Stock or an amount of money determined by reference to the Fair Market Value of shares of Common Stock, or a combination of each, that will be distributed in the future if continued employment and/or other performance objectives or contingencies specified by the Compensation Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include the Participant's depositing with the Company, acquiring or retaining for stipulated time periods specified amounts of Common Stock. The amount of a Performance Unit Award that is payable in shares of Common Stock may but need not be determined by reference to the Fair Market Value of shares of Common Stock.

     (r) "Plan" means the Larscom Incorporated Stock Incentive Plan set forth in these pages, as amended from time to time.

     (s) "Restricted Stock Award" means shares of Common Stock which are issued or transferred to a Participant under section 5 below and which will become free of restrictions specified by the Compensation Committee if continued employment and/or other performance objectives or contingencies specified by the Compensation Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include the Participant's depositing with the Company, acquiring or retaining for stipulated time periods specified amounts of Common Stock.

     (t) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

     (u) "Section 16 Person" means a person subject to section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

     (v)  "Service Provider" means an Employee or Consultant.

     (w) "Stock Appreciation Right" means a right granted under section 7 below.

     (x) "Stock Bonus Award" means shares of Common Stock or an amount of money which is determined by reference to the Fair Market Value of shares of Common Stock, or a combination of each, which are distributed to a Participant or which the Compensation Committee agrees to distribute in the future to a Participant in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the date the distribution is made. The amount of a Stock Bonus Award that is payable in shares of Common Stock may but need not be determined by reference to the Fair Market Value of shares of Common Stock. Performance Unit Awards and Restricted Stock Awards are specific types of Stock Bonus Awards.

     (y) "Stock Incentive" means an award granted under this Plan in one of the forms provided for in Section 3.

     (z) "Subsidiary" means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are, or in the future become, owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is also a "subsidiary corporation" as defined in section 424(f) of the Code.

3.   Grants of Stock Incentives.

     (a) Subject to the provisions of the Plan, the Compensation Committee may at any time, or from time to time, grant any of the following Stock Incentives to any Employee or Consultant:

          (i)    Incentive Stock Options;

          (ii)   Non-Qualified Stock Options;

          (iii)  Stock Appreciation Rights; and

          (iv) Stock Bonus Awards, which may but need not be Performance Unit Awards or Restricted Stock Awards;

provided that, any provision of the Plan (including this paragraph 3(a)) to the contrary notwithstanding, the Compensation Committee may grant Incentive Stock Options only to Employees.

     (b)  After a Stock Incentive has been granted,

          (i) the Compensation Committee may waive any term or condition thereof that could have been excluded from such Stock Incentive when it was granted, and

          (ii) with the written consent of the affected Participant, may amend any Stock Incentive after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Stock Incentive when it was granted, and in either case (i) or (ii) above no additional consideration need be received by the Company in exchange for such waiver or amendment.

     (c) The Compensation Committee may (but need not) grant any Stock Incentive linked to another Stock Incentive. Linked Stock Incentives may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Stock Incentives shall be determined by the Compensation Committee, subject to the provisions of the Plan.

4.   Stock Subject to the Plan.

     (a) Subject to the provisions below of paragraph 4(c) and of section 9, the maximum number of shares of Common Stock which may be issued or transferred pursuant to Stock Incentives is 3,985,000 shares of Common Stock and the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any Employee or Consultant is 500,000 shares of Common Stock.

     (b) Such shares may be authorized but unissued shares of Common Stock, shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under this Plan or otherwise, or shares issued or transferred to, or otherwise acquired by, a trust pursuant to paragraph 12(d) below, as the Compensation Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued or transferred to a trust pursuant to paragraph 12(d) below or to a Participant in accordance with the terms and conditions of a Stock Incentive, be and at all times remain authorized but unissued shares or treasury shares (as the case may be), irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

     (c) If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred to a Participant and shall cease to be issuable or transferable to a Participant because of the termination, expiration or cancellation, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company because of the Participant's failure to comply with the terms and conditions of a Stock Incentive or for any other reason, the shares not so issued or transferred, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the 3,985,000 share limitation provided for in paragraph (a) above of this section 4 and may again be made subject to Stock Incentives. If a Participant pays the purchase price of shares subject to an Option by surrendering shares of Common Stock in accordance with the provisions of paragraph 6(b)(iv) below, the number of shares surrendered shall be added back to the number of shares available for issuance or transfer under the Plan so that the maximum number of shares that may be issued or transferred under the Plan pursuant to paragraph 4(a) above shall have been charged only for the net number of shares issued or transferred pursuant to the Option exercise; provided, however, that none of the surrendered shares shall be available for issuance as Incentive Stock Options.

5.   Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards.

     Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards shall be subject to the following provisions:

     (a) An Employee or Consultant may be granted a Stock Bonus Award, Performance Unit Award or Restricted Stock Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

     (b) An amount of money determined by reference to the Fair Market Value of shares of Common Stock may be distributed, and shares of Common Stock subject to a Stock Bonus Award may be issued or transferred, to a Participant at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, and subject to such terms and conditions, as the Compensation Committee shall determine. In the event that any such distribution, issuance or transfer shall be made to the Participant after such Award is granted, the Compensation Committee may but need not provide for payment to such Participant, either in cash or shares of Common Stock, from time to time or at the time or times such money shall be distributed or shares shall be issued or transferred to such Participant, of amounts equal to the dividends which would have been payable to such Participant if shares had been issued or transferred to such Participant in satisfaction of such Award at the time such Award was granted.

     (c) Any Stock Bonus Award, Performance Unit Award or Restricted Stock Award may, in the discretion of the Compensation Committee, be settled in cash, on each date on which shares would otherwise have been delivered or become unrestricted, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered or become unrestricted; and the number of shares for which such cash payment is made shall be added back to the maximum number of shares available for use under the Plan.

     (d) Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued or transferred pursuant thereto in designated circumstances, as the Compensation Committee shall determine; provided, however, that upon the issuance or transfer of shares to a Participant pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. All or any portion of a Stock Bonus Award may but need not be made in the form of a Performance Unit Award or a Restricted Stock Award.

     (e) Each Stock Bonus Award, Performance Unit Award and Restricted Stock Award shall be evidenced by a written instrument in such form as the Compensation Committee shall determine, signed by a representative of the Company duly authorized to do so, provided that such instrument is consistent with this Plan and incorporates it by reference.

6.   Stock Options.

     Options shall be subject to the following provisions:

     (a) Subject to the provisions of section 9, the purchase price of each share subject to an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and the purchase price of each share subject to a Non-Qualified Stock Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Non-Qualified Stock Option is granted. Subject to the foregoing limitations, the purchase price per share may, if the Compensation Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index specified by the Compensation Committee.

     (b) The purchase price of shares subject to an Option may be paid in whole or in part (i) in cash, (ii) by bank-certified, cashier's or personal check subject to collection, (iii) if so provided in the Option and subject to such terms and conditions as the Compensation Committee may impose, by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a stockbroker that the Compensation Committee determines satisfy the provisions of section 220.3(e)(4) (or a successor provision) of Regulation T promulgated by the Board of Governors of the Federal Reserve System, or (iv) if so provided in the Option and subject to such terms and conditions as are specified in the Option, in shares of Common Stock or other property surrendered to the Company. Property for purposes of this paragraph shall include an obligation of the Company unless prohibited by applicable law. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise. Any such other property thus surrendered shall be valued at its fair market value on any reasonable basis established or approved by the Compensation Committee.

     (c) Options may be granted for such lawful consideration, including money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Compensation Committee may determine when the Option is granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this section 6, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments, at such time or times and subject to satisfaction of such terms and conditions as the Compensation Committee may determine. The Compensation Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

     (d) Each Option shall be exercisable during the lifetime of the optionee only by him or his guardian or legal representative, and after death only by his Beneficiary or, absent a Beneficiary, by his estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution; provided that any Incentive Stock Option may be exercisable after death by a Beneficiary only if such exercise would be, in the opinion of the Compensation Committee, permissible under and consistent with section 422 of the Code. Each Option shall expire at such time or times as the Compensation Committee may determine, provided that notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth anniversary of the date on which the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Compensation Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date on which the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. The Compensation Committee may but need not provide for an Option to be exercisable after termination of employment until its fixed expiration date (or until an earlier date or specified event occurs).

     (e) An Option may, but need not, be an Incentive Stock Option. All shares of Common Stock which may be made subject to Stock Incentives under this Plan may be made subject to Incentive Stock Options; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as may apply under the Code. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Options which the Compensation Committee intends to qualify as Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) exceeds $100,000 or such other amount as may apply under the Code, such Options shall be treated as Non-Qualified Stock Options. For purposes of this paragraph 6(e), Incentive Stock Options shall be taken into account in the order in which they were granted.

     (f) Each Option shall be evidenced by a written instrument, signed by a representative of the Company duly authorized to do so, which shall contain such terms and conditions, and shall be in such form, as the Compensation Committee shall determine, provided the instrument is consistent with this Plan and incorporates it by reference. An Option, if so approved by the Compensation Committee, may include terms, conditions, restrictions and limitations in addition to those provided for in this Plan including, without limitation, terms and conditions providing for the transfer or issuance of shares, on exercise of an Option, which may be non-transferable and forfeitable to the Company in designated circumstances, or for the delivery of shares purchased pursuant to the exercise of an Option to be deferred until a specified date or dates after the date of exercise at the election of the Participant or the Compensation Committee.

     (g) The Compensation Committee may specify, at the time of grant of an Incentive Stock Option or at or after the time of grant of a Non-Qualified Stock Option, that a Participant shall be granted a new Non-Qualified Stock Option (a "New Option") if and when (i) such Participant exercises all or part of an Option, including a previously granted New Option, (an "Original Option") by surrendering shares of Common Stock already owned by him in full or partial payment of the option price under such Original Option, or (ii) shares of Common Stock are surrendered or withheld to satisfy tax obligations incident to the exercise of such Original Option. All New Options shall be subject to the availability of shares of Common Stock under the Plan at the time of such exercise. A New Option may cover a number of shares of Common Stock up to the number of shares of Common Stock surrendered in payment of the option price under such Original Option and/or used to satisfy any tax obligation incident to the exercise of such Original Option. Each New Option shall have an option price equal to the Fair Market Value of the Common Stock on the date of grant of the New Option and shall expire on the stated expiration date of the Original Option. The date of grant of a New Option shall be the date on which the exercise of the Original Option resulted in the grant of such New Option. A New Option shall be exercisable at any time and from time to time from or after the date of grant of the New Option (or as the Compensation Committee in its sole discretion shall otherwise specify in the written instrument evidencing the New Option). The written instrument evidencing a New Option shall contain such other terms and conditions, which may include a restriction on the transferability of the Common Stock received upon the exercise of the Original Option or New Option, as the Compensation Committee in its sole discretion may deem desirable.

     (h) No Participant shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation section

1.401(k)-1(d)(2)(iv)(B)(4)) during the balance of the calendar year after the Participant's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code sections 414(b), (c), (m) or
(o) containing a cash or deferred arrangement under section 401(k) of the Code, or during the following calendar year. The preceding sentence shall not apply if and to the extent that the Compensation Committee determines it is not necessary to qualify any such plan as a cash or deferred arrangement under section 401(k) of the Code.

     (i) No option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the Compensation Committee may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the Compensation Committee.

     (j) An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the Corporate Secretary on a properly completed form approved for this purpose by the Compensation Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized by the Compensation Committee and described in section 6(b) above for the number of shares to be purchased. No Option may be exercised unless and until the person exercising the Option supplies the Company with such documentation as the Compensation Committee may deem necessary or advisable to establish the identity of such person and such person's entitlement to exercise the Option. No Option may at any time be exercised with respect to a fractional share.

7.   Stock Appreciation Rights.

     Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall from time to time be determined by the Compensation Committee and to the following terms and conditions:

     (a) Stock Appreciation Rights may be granted in connection with all or any part of an Option, either at the time of the grant of such Option or at any time thereafter during the term of the Option (in either case, "Linked Stock Appreciation Rights"), or may be granted without reference to an Option ("Free-Standing Stock Appreciation Rights").

     (b) Linked Stock Appreciation Rights may be granted either as an alternative or a supplement to a specified Option (the "related" Option). Each Linked Stock Appreciation Right that is granted as an alternative to an Option (an "Alternative Stock Appreciation Right") shall entitle the holder to receive the amount determined pursuant to section 7(e) below if and when the holder surrenders a related Option to purchase one share of Common Stock that is then exercisable. Each Linked Stock Appreciation Right that is granted as a supplement to an Option (a "Supplemental Stock Appreciation Right") shall entitle the holder to receive the amount determined pursuant to section 7(e) below if and when the holder purchases a share under the related Option.

     (c) Stock Appreciation Rights may be granted for such lawful consideration, including money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Compensation Committee may determine when the Rights are granted. Property for purposes of the preceding sentence shall include an obligation of the
Company unless prohibited by applicable law.   Subject to the foregoing and
the other provisions of this section 7, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times, as the Compensation Committee may determine. The Compensation Committee may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Stock Appreciation Rights, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

     (d) No Free-Standing Stock Appreciation Right shall be exercisable after the tenth anniversary of the date it was granted, and no Linked Stock Appreciation Right shall be exercisable after the related Option ceases to be exercisable. If the Compensation Committee grants a Stock Appreciation Right for a lesser term than that permitted by the preceding sentence, the Compensation Committee may, at any time prior to its expiration, extend its term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension. The Compensation Committee may but need not provide for Stock Appreciation Rights to be exercisable after termination of employment until they expire pursuant to the first sentence of this paragraph 7(d) (or until an earlier date or specified event occurs).

     (e) Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive cash or shares of Common Stock or a combination of each, as the Compensation Committee may provide, equal to the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise exceeds the Base Price of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that in no event shall a fractional share be issued. In the case of Alternative Stock Appreciation Rights, the Base Price shall not be less than the price at which shares may be purchased under the related Option. In the case of Supplemental Stock Appreciation Rights and Free-Standing Stock Appreciation Rights, the Base Price shall not be less than the Fair Market Value of a share of Common Stock on the date the Rights were granted.

     (f) The maximum number of shares available for use under the Plan shall be charged only for the number of shares which are actually issued or transferred in settlement of Stock Appreciation Rights. In the case of an exercise of an Alternative Stock Appreciation Right, if the number of shares of Common Stock previously charged against the maximum number of shares available for use under the Plan on account of the surrendered portion of the Option exceeds the number of shares (if any) actually issued or transferred pursuant to such surrender, the excess shall be added back to the number of shares available for use under the Plan.

     (g) Stock Appreciation Rights shall be exercisable during the life of the Participant only by him or his guardian or legal representative, and after death only by his Beneficiary or, absent a Beneficiary, by his estate or by a person who acquired the Stock Appreciation Rights by will or the laws of descent and distribution.

     (h) Each Stock Appreciation Right shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Compensation Committee shall determine, provided the instrument is consistent with the Plan and incorporates it by reference.

8.   Certain Change in Control, Termination of Employment and Disability
Provisions.

     Notwithstanding any provision of the Plan to the contrary, any Stock Incentive which is outstanding but not yet exercisable, vested or payable at the time of a Change in Control shall become exercisable, vested and payable at that time; provided that if such Change in Control occurs less than six months after the date on which such Stock Incentive was granted and if the consideration for which such Stock Incentive was granted consisted in whole or in part of future services, then such Stock Incentive shall become exercisable, vested and payable at the time of such Change in Control only if the Participant agrees in writing (if requested to do so by the Compensation Committee in writing before such Change in Control) to remain in the employ or service of the Company or a Subsidiary at least through the date which is six months after the date such Stock Incentive was granted with the same employment or service status (i.e., Employee or Consultant) and substantially the same, title, duties, authority, reporting relationships and compensation as on the day immediately preceding the Change in Control. Any Option affected by the preceding sentence shall remain exercisable until it expires or terminates pursuant to its terms and conditions. Subject to the foregoing provisions of this section 8, the Compensation Committee may at any time, and subject to such terms and conditions as it may impose:

     (a) authorize the holder of an Option or Stock Appreciation Right to exercise the Option or Stock Appreciation Right following the termination of the Participant's employment or service with or on behalf of the Company and its Subsidiaries, or following the Participant's disability, whether or not the Option or Stock Appreciation Right would otherwise be exercisable following such event, provided that in no event may an Option or Stock Appreciation Right be exercised after the expiration of its term;

     (b) grant Options and Stock Appreciation Rights which become exercisable only in the event of a Change in Control;

     (c) authorize a Stock Bonus Award, Performance Unit Award or Restricted Stock Award to become non-forfeitable, fully earned and payable upon or following (i) the termination of the Participant's employment or service with or on behalf of the Company and its Subsidiaries, or (ii) the Participant's disability, whether or not the Award would otherwise become non-forfeitable, fully earned and payable upon or following such event;

     (d) grant Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

     (e) provide in advance or at the time of a Change in Control for cash to be paid in settlement of any Option, Stock Appreciation Right, Stock Bonus Award, Performance Unit Award or Restricted Stock Award in the event of a Change in Control, either at the election of the Participant or at the election of the Compensation Committee.

For purposes of this section 8, the term "disability" means an accident or physical or mental illness which prevents, or which the Compensation Committee expects to prevent, the Participant from substantially performing his duties and responsibilities as an Employee or Consultant for at least six months (consecutive or non-consecutive) in any 12-month period.

9.   Adjustment Provisions.

     In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur, (a) the number and class of shares or other securities or property that may be issued or transferred pursuant to Stock Incentives thereafter granted or that may be optioned or awarded under the Plan to any Participant, (b) the number and class of shares or other securities or property that may be issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share under outstanding and future Stock Incentives, and (d) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with sections 422 and 424 of the Code.

10.  Effective Date and Duration of Plan.

     The Plan shall be effective when it is approved by the Board of Directors, provided that the shareholder or shareholders of the Company thereafter approve it within one year of that date. If the Plan is not so approved by the shareholder or shareholders, the Plan (and any Stock Incentive granted thereunder) shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect, and Stock Incentives may be granted, until Stock Incentives have been granted with respect to all shares authorized to be issued or transferred hereunder or until the Plan is sooner terminated by the Board of Directors, and shall continue in effect thereafter with respect to any Stock Incentives outstanding at that time. In no event shall an Incentive Stock Option be granted under the Plan more than ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholder or shareholders of the Company, whichever is earlier.

11.  Administration.

     (a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board, unless the Board determines that the Plan should be administered by the Board, in which case it shall be administered by the Board. Unless the Board determines otherwise, any committee administering the Plan shall be comprised solely of "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code and "Non-Employee Directors" within the meaning of SEC Rule 16b-3. Subject to the foregoing provisions of this paragraph, the Board may provide for the Plan to be administered by the Board with respect to some Service Providers and by a committee of the Board with respect to other Service Providers or to be administered by different committees of the Board with respect to different Service Providers.

     (b) The Compensation Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Compensation Committee shall, subject to the provisions of the Plan, have full power to interpret, administer and construe the Plan and any instruments issued under the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority to (i) select the Participants in the Plan, (ii) determine when Stock Incentives shall be granted, (iii) determine the number of shares to be made subject to each Stock Incentive, (iv) determine the type of Stock Incentive to grant, and (v) determine the terms and conditions of each Stock Incentive, including the exercise price, in the case of an Option. The interpretation by the Compensation Committee of the terms and provisions of the Plan and any instrument issued thereunder, and its administration thereof, and all action taken by the Compensation Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all Participants, Consultants and Employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

     (c) Members of the Board of Directors and members of the Compensation Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

12.  General Provisions.

     (a) Any provision of the Plan to the contrary notwithstanding, any derivative security issued under the Plan (within the meaning of SEC Rule 16a-1(c), 17 CFR section 240.16a-1(c)), including without limitation any Option or Stock Appreciation Right, shall not be transferable by the Participant other than by will or the laws of descent and distribution or to a Beneficiary designated by the Participant. Any purported transfer of an Incentive Stock Option to a Beneficiary shall be effective only if such transfer is, in the opinion of the Compensation Committee, permissible under
and consistent with section 422 of the Code.   Notwithstanding the foregoing
provisions of this paragraph 12(a) and the first sentence of paragraph 6(d) above, if (and only if) the following conditions are satisfied a Participant may transfer during his lifetime any Stock Incentive granted under this Plan, other than an Incentive Stock Option or any other Stock Incentive that is linked to an Incentive Stock Option, to members of his immediate family (defined as his children, grandchildren and spouse, including children and grandchildren by adoption or marriage, and including minors) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners: (i) the instrument evidencing such Stock Incentive expressly provides (or is amended to provide) for such lifetime transfers; (ii) the Participant does not receive any consideration for the transfer; (iii) after any such lifetime transfer the transferred Stock Incentive continues to be subject to the same terms and conditions that were applicable to such Stock Incentive immediately prior to its transfer (except that such transferred Stock Incentive is not further transferable by the donee inter vivos), (iv) at no time after any lifetime transfer of an Option shall the donee be entitled to exercise such transferred Option if, or to an extent that, the Participant (or, in the event of the Participant's death, the Participant's Beneficiary or the person or persons to whom the Option would have been transferred by will or the laws of descent and distribution in the absence of any lifetime transfer) would not have been entitled to exercise it at such time had the Option not been transferred during the lifetime of the Participant, (v) the Compensation Committee approves the transfer to each donee before or after the Stock Incentive is transferred, and (vi) any additional terms and conditions which the Compensation Committee may require to be satisfied in connection with the transfer are satisfied.

     (b) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment or service of the Company or a Subsidiary, or shall affect the right of the Company or a Subsidiary to terminate the employment or service of any person at any time with or without cause.

     (c) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the Compensation Committee, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the Compensation Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

     (d) No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) issued or transferred to, or acquired by, a trust, (ii) allocated, or (iii) reserved for the purposes of this Plan, or subject to any Stock Incentive, except as to such shares of Common Stock, if any, as shall have been issued or transferred to him. The Compensation Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a Change in Control) for a number of shares of Common Stock, equal to the number of such shares subject to Stock Incentives then outstanding, to be issued or transferred to, or acquired by, a trust (including but not limited to a grantor trust) for the purpose of satisfying the Company's obligations under such Stock Incentives, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the Stock Incentives to which such shares relate shall not have been exercised or may not be exercisable or vested at that time.

     (e) The Company and its Subsidiaries may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Stock Incentive.
Without limiting the foregoing, the Compensation Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with the grant, exercise, vesting, distribution or payment of any Stock Incentive to be satisfied in whole or in part, with or without the consent of the Participant, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

     (f) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees or consultants generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

     (g) Any provision of the Plan to the contrary notwithstanding: (i) the Compensation Committee may impose such conditions on any Stock Incentive as it may determine, on the advice of counsel, are necessary or desirable to satisfy any exemption from Section 16 of the Exchange Act for which the Compensation Committee intends transactions by or with respect to Section 16 Persons to qualify, including without limitation SEC Rule 16b-3; (ii) transactions by or with respect to Section 16 Persons shall comply with any applicable conditions of SEC Rule 16b-3 unless the Compensation Committee determines otherwise; (iii) transactions by or with respect to persons whose remuneration would not be deductible by the Company but for compliance with the provisions of Section 162(m)(4)(C) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code unless the Compensation Committee determines otherwise; (iv) the Plan is intended to give the Compensation Committee the authority to grant awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as awards that do not so qualify; and (v) any provision of the Plan that would prevent the Compensation Committee from exercising the authority referred to in clause (iv) above or that would prevent an award that the Compensation Committee intends to qualify as performance-based compensation under Code
Section 162(m)(4)(C) from so qualifying or that would prevent any transaction by or with respect to a Section 16 Person from qualifying for any exemption from Section 16 of the Exchange Act for which the Compensation Committee intends such transaction to qualify (including SEC Rule 16b-3), shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

     (h) By accepting any benefits under the Plan, each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Compensation Committee.

     (i) The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

     (j) The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

13.  Amendment and Termination.

     The Plan may be amended by the Board of Directors, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Delaware law, the Code (including without limitation Code section 162(m)(4) and Code section 422, including Proposed Treasury Regulation section 1.422A(b)(iv)), any national securities exchange or system on which shares of Common Stock are then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Stock Incentive granted prior to the date of such amendment or termination without the written consent of the Participant.


****

ATTACHMENT B

LARSCOM INCORPORATED
EMPLOYEE STOCK PURCHASE PLAN

The following constitutes the provisions of the Larscom Incorporated Employee Stock Purchase Plan, as amended, effective up on the approval of the stockholders of the Company, on May 28, 1998.

1.   Purpose.

     The purpose of this Plan is to provide eligible employees the opportunity to purchase Common Stock on a basis that qualifies for the tax treatment prescribed by section 423 of the Code.

2.   Definitions.

     The following terms, when used in the Plan, shall have the following meanings:

     (a) "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code or to a particular section of the Code shall include references to any related Treasury Regulations and rulings and to successor provisions.

     (c) "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of section 3(a) below.

     (d) "Common Stock" means common stock, par value $0.01 per share, of the Company.

     (e)  "Company" means Larscom Incorporated, a Delaware corporation.

     (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (g)  "Fair Market Value" on a particular date means as follows:

          (i) If shares of Common Stock are listed or admitted to trading on such date on the New York Stock Exchange, the mean between the high and low sales prices of a share of Common Stock in consolidated trading as reported for such date in the Wall Street Journal; or

          (ii) If shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange but are listed or admitted to trading on another national exchange, the mean between the high and low sales prices of a share of Common Stock in consolidated trading as reported for such date in the Wall Street Journal with regard to securities listed or admitted to trading on such national exchange; or

          (iii) If shares of Common Stock are not listed or admitted to trading on any national exchange, the mean between the high and low sales prices of a share of Common Stock as reported for such date in the Wall Street Journal with regard to NASDAQ issues or, if shares of Common Stock are publicly traded on such date but NASDAQ prices are not quoted for such date in the Wall Street

Journal, the mean of the closing bid and asked prices of a share of Common Stock on such date as furnished by a professional market maker making a market in shares of Common Stock; or

          (iv) If in (i), (ii) or (iii) above, as applicable, there were no sales on such date reported as provided above, the respective prices on the most recent prior day on which sales were so reported;

provided that "Fair Market Value" on the date on which an Initial Public Offering occurs shall mean the price at which shares of Common Stock are sold to the public in such Initial Public Offering. If the foregoing method of determining fair market value should be inconsistent with section 423 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

     (h) "Initial Public Offering" means an initial public offering in the United States of America of shares of Common Stock, which for purposes of the Plan shall be deemed to occur on the first date, if any, on which such shares are sold to the public in the United States of America pursuant to a registration statement under the Securities Act of 1933, as amended.

     (i) "Offering" means a period, designated by the Committee in accordance with the provisions of section 6 of the Plan, on the first day of which options will be granted to eligible employees pursuant to section 8(a) of the Plan and on the last day of which such options will be deemed exercised or will expire, as applicable, in accordance with section 8(b) of the Plan.

     (j) "Participant" or "Participating Employee" means an employee of the Company or a Participating Subsidiary who is eligible to participate in an Offering under the Plan pursuant to section 5 below and who elects to participate in such Offering in accordance with section 6 below.

     (k) "Participating Subsidiary" means, with respect to an Offering under the Plan, a Subsidiary the employees of which are authorized by the Committee as provided in section 5 below to participate in such Offering.

     (l) "Plan" means the Larscom Incorporated Employee Stock Purchase Plan set forth in these pages, as amended from time to time.

     (m) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

     (n) "Section 16 Person" means a person subject to section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

     (o) "Subsidiary" means a subsidiary as defined in section 424(f) of the Code, including a corporation which becomes such a subsidiary in the future.

     (p) "Total Compensation" means, with respect to any Offering, an employee's gross salary, overtime pay, bonuses and commissions paid in payroll periods that end during, or coincident with the end of, such Offering, including any of the foregoing that would have been paid to such employee in such payroll periods but for the employee's election to contribute such compensation to a plan qualified under section 401(k) of the Code or a cafeteria plan under Code section 125.

3.   Administration.

     (a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board.

     (b) Subject to the provisions of the Plan, the powers of the Committee shall include having the authority, in its discretion, to:

          (i) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; and

          (ii) interpret, administer and construe the Plan and make all other determinations necessary or advisable for the administration of the Plan, including but not limited to correcting defects, reconciling inconsistencies and resolving ambiguities.

     (c) The interpretation by the Committee of the terms and conditions of the Plan, and its administration of the Plan, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all Participants and employees, and upon their respective successors and assigns, and upon all other persons claiming under or through any of them.

     (d) Members of the Board and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

4.   Stock Subject to the Plan.

     (a) Subject to paragraph (c) below, the aggregate number of shares of Common Stock which may be sold under the Plan is 685,000 shares of Common Stock.

     (b) If the number of shares of Common Stock that Participating Employees become entitled to purchase is greater than the number of shares of Common Stock that are offered in a particular Offering or that remain available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such Participating Employees in such manner as it deems fair and equitable.

     (c) In the event of any change in the Common Stock, through recapitalization, merger, consolidation, stock dividend or split, combination or exchange of shares, spinoff or otherwise, the Committee may make such equitable adjustments in the Plan and the then outstanding Offerings as it deems necessary and appropriate including, but not limited to, changing the number of shares of Common Stock reserved under the Plan, and the purchase price of shares in the current Offering; provided that any such adjustments shall be consistent with sections 423 and 424 of the Code.

     (d) Shares of Common Stock which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchasing such shares on the open market or from private sources, or by issuing authorized but unissued shares of its Common Stock. Shares of authorized but unissued Common Stock may not be delivered under the Plan if the purchase price thereof is less than the par value (if any) of the Common Stock at the time. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a change in control) for a number of shares of Common Stock equal in number to the number of shares then subject to options under this Plan to be issued or transferred to, or acquired by, a trust (including but not limited to a grantor trust) for the purpose of satisfying the Company's obligations under such options, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the options to which such shares relate might not be exercisable at the time. No fractional shares of Common Stock shall be issued or sold under the Plan.

5.   Eligibility.

     All employees of the Company and any Subsidiaries designated by the Committee from time to time will be eligible to participate in the Plan, in accordance with and subject to such rules and regulations as the Committee may prescribe; provided, however, that (a) such rules shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including but not limited to section 423(b)(3), (4) and (8) thereof), (b) no employee shall be eligible to participate in the Plan if his or her customary employment is 20 hours or less per week or for not more than 5 months in any calendar year, unless the Committee determines otherwise on a uniform and non-discriminatory basis, (c) the Committee may (but need not) in its discretion exclude employees who have been employed by the Company or a participating Subsidiary less than two years and/or highly compensated employees within the meaning of section 414(q) of the Code from being eligible to participate in the Plan or any Offering, and (d) no employee may be granted an option under the Plan if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of his employer corporation or any parent or subsidiary corporation (within the meaning of section 423(b)(3) of the Code). For purposes of the preceding sentence, the rules of section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options (whether or not such options qualify for the special tax treatment afforded by Code section 421(a)) shall be treated as stock owned by the employee; and
(d) all participating employees shall have the same rights and privileges except as otherwise permitted by section 423(b)(5) of the Code.

6.   Offerings; Participation.

     The Company may make Offerings of up to 27 months' duration each, to eligible employees to purchase shares of Common Stock under the Plan, until all shares authorized to be delivered under the Plan have been exhausted or until the Plan is sooner terminated by the Board. Subject to the preceding sentence, the number, commencement date and duration of any Offerings shall be determined by the Committee in its sole discretion; provided that, unless the Committee determines otherwise, (a) the first Offering shall commence on the date of the Company's Initial Public Offering and shall terminate on (and include) the next succeeding July 31, and (b) a new Offering shall commence on each August 1 and February 1 after the termination of the first Offering and shall terminate on (and include) the day immediately preceding the day on which the next Offering commences. The duration of any Offering need not be the same as the duration of any other Offering, and more than one Offering may commence or terminate on the same date if the Committee so provides. Subject to such rules, procedures and forms as the Committee may prescribe, an eligible employee may elect to participate in an Offering at such time(s) as the Committee may permit by authorizing a payroll deduction for such purpose of up to a maximum of ten percent of his Total Compensation with respect to such Offering or such lesser amount as the Committee may prescribe. The Committee may (but need not) permit employee contributions to be made by means other than payroll deductions, provided that in no event shall an employee's contributions (excluding interest, if any, credited pursuant to section 7(a) below) from all sources in any Offering exceed ten percent of his Total Compensation with respect to such Offering or such lesser amount as the Committee may prescribe. The Committee may at any time suspend or accelerate the completion of an Offering if required by law or deemed by the Committee to be in the best interests of the Company, including in the event of a change in ownership or control of the Company or any Subsidiary.

7.   Payroll Deductions.

     (a) The Company will maintain payroll deduction accounts on its books for all Participating Employees, and may (but need not) credit such accounts with interest if (and only if) the Committee so directs at such rate (if any) as the Committee may prescribe. All employee contributions and any interest thereon which the Committee may authorize in accordance with the preceding sentence shall be credited to such accounts. Employee contributions and any interest credited to the payroll deduction accounts of Participating Employees need not be segregated from other corporate funds and may be used for any corporate purpose.

     (b) At such times as the Committee may permit and subject to such rules, procedures and forms as the Committee may prescribe, a Participating Employee may increase, decrease or suspend his payroll deduction during an Offering, or may withdraw the balance of his or her payroll deduction account and thereby withdraw from participation in an Offering. However, an employee may at any time waive in writing the right or privilege to decrease or suspend his payroll deductions or withdraw from participation in a particular Offering for a period of at least six months. Any such waiver shall be irrevocable with respect to the period ending six months after the employee files a superseding written revocation of such waiver with the Company.

     (c) No employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation section 1.401(k)-1(d)(2)(iv)(B)(4)) during the balance of the calendar year after the employee's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code section 414(b), (c), (m) or (o) containing a cash or deferred arrangement under section 401(k) of the Code, or during the following calendar year. The foregoing sentence shall not apply if and to the extent the Committee determines it is not necessary to qualify any such plan as a cash or deferred arrangement under section 401(k) of the Code.

     (d) Any balance remaining in an employee's payroll deduction account after shares have been purchased in an Offering pursuant to section 8(b) below will be carried forward into the employee's payroll deduction account for the following Offering (if any). In no event will the balance carried forward be equal to or greater than the purchase price of one share of Common Stock as determined under section 8(c) below. Any excess shall be refunded to the Participant. Upon termination of the Plan, all amounts in the accounts of Participating Employees shall be carried forward into their payroll deduction accounts under a successor plan, if any, or refunded to them, as the Committee may decide.

     (e) In the event of the termination of a Participating Employee's employment for any reason, his or her participation in any Offering under the Plan shall cease, no further amounts shall be deducted pursuant to the Plan and the balance in the employee's account shall be paid as soon as practicable following such termination of employment to the employee, or, in the event of the employee's death, to the employee's beneficiary under the Company's basic group life insurance program.

8.   Purchase; Limitations.

     (a) Subject to section 5 above and within the limitations of section 8(d) below, each person who is an eligible employee of the Company or a Participating Subsidiary on the first day of an Offering under the Plan is hereby granted an option, on the first day of such Offering, to purchase a number of whole shares of Common Stock at the end of such Offering determined by dividing ten percent (or such lesser percentage as may be specified by the Committee as the maximum employee contribution percentage in such Offering) of such employee's Total Compensation with respect to such Offering, plus such interest (if any) as the Committee may authorize to be credited during such Offering in accordance with section 7(a) above, by 85 percent of the Fair Market Value of a share of Common Stock on the first date of such Offering or on the last date of such Offering, whichever is lower, provided that in no event shall the number of shares of Common Stock that may be purchased under any such option exceed 1,000 shares or such higher or lower number of whole shares as the Committee may have specified in advance of such Offering as the maximum amount of stock which may be purchased by an employee in such Offering. The purchase price of such shares under such options shall be determined in accordance with section 8(c) below. The Company's obligation to sell and deliver Common Stock in any Offering or pursuant to any such option shall be subject to the approval of any governmental authority whose approval the Committee determines it is necessary or advisable to obtain in connection with the authorization, issuance, offer or sale of such Common Stock.

     (b) As of the last day of the Offering, the payroll deduction account of each Participating Employee shall be totalled. Subject to the provisions of section 7(b) above and 8(d) below, if such account contains sufficient funds as of that date to purchase one or more whole shares of Common Stock at the price determined under section 8(c) below, the Participating Employee shall be conclusively deemed to have exercised the option granted pursuant to section 8(a) above for as many whole shares of Common Stock as the amount of his payroll deduction account (including any contributions made by means other than payroll deductions and including any interest credited to the account) at the end of the Offering can purchase (but in no event for more than the total number of shares that are subject to the option); such employee's account will be charged for the amount of the purchase and for all purposes under the Plan the employee will be deemed to have acquired the shares on that date; and either a stock certificate representing such shares will be issued to him or her, or the Company's registrar will make an entry on its books and records evidencing that such shares have been duly issued or transferred as of that date, as the Committee may direct. Notwithstanding any provision of the Plan to the contrary, the Committee may but need not permit fractional shares to be purchased under the Plan. Any option granted pursuant to section 8(a) above which is not deemed exercised as of the last day of the Offering in accordance with the foregoing provisions of this section 8(b) shall expire on that date.

     (c) Unless the Committee determines before the first day of an Offering that a higher price that complies with section 423 of the Code shall apply, the price at which shares of Common Stock may be purchased under each option granted pursuant to section 8(a) above shall be the lesser of (i) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is granted, or (ii) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is exercised.

     (d) In addition to any other limitations set forth in the Plan, no employee may be granted an option under the Plan which permits his rights to purchase stock under the Plan, and any other stock purchase plan of his employer corporation and its parent and subsidiary corporations that is qualified under section 423 of the Code, to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which the option is outstanding at any time. The Committee may further limit the amount of Common Stock which may be purchased by any employee during an Offering in accordance with section 423(b)(5) of the Code.

9.   No Transfer.

     (a) No option, right or benefit under the Plan (including any derivative security within the meaning of SEC Rule 16a-1(c), 17 CFR section 240.16a-1(c)) may be transferred by any employee, whether by will, the laws of descent and distribution, or otherwise, and all options, rights and benefits under the Plan may be exercised during an employee's lifetime only by such employee.

     (b) Book entry accounts and certificates for shares of Common Stock purchased under the Plan may be maintained or registered, as the case may be, only in the name of the Participating Employee or, if such employee so indicates on his or her payroll deduction authorization form, in his or her name jointly with a member of his or her family, with right of survivorship. A Participating Employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have book entry accounts maintained and certificates registered in the employee's name as tenant in common with a member of the employee's family, without right of survivorship.

10.  Effective Date and Duration of Plan.

     The Plan shall become effective when adopted by the Board, provided that the stockholders of the Company approve it within 12 months thereafter. If not so approved by shareholders, the Plan shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect until all shares authorized to be issued or transferred hereunder have been exhausted or until the Plan is sooner terminated by the Board of Directors, and may continue in effect thereafter with respect to any options outstanding at the time of such termination if the Board of Directors so provides.

11.  Amendment and Termination of the Plan.

     The Plan may be amended by the Board of Directors, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Delaware law, the Code (including without limitation Code section 423 and Treasury Regulation section 1.423-2(c)(4) thereunder), any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable
laws, rules or regulations.   The Plan may also be terminated at any time by
the Board of Directors.

12.  General Provisions.

     (a) Nothing contained in this Plan shall be deemed to confer upon any person any right to continue as an employee of or to be associated in any other way with the Company for any period of time or at any particular rate of compensation.

     (b) No person shall have any rights as a stockholder of the Company with respect to any shares optioned under the Plan until such shares are issued or transferred to him or her.

     (c) All expenses of adopting and administering the Plan shall be borne by the Company, and none of such expenses shall be charged to any employee.

     (d) The Plan shall be governed by and construed under the laws of the State of Delaware, without giving effect to the principles of conflicts of laws of that State.

     (e) The Plan and each Offering under the Plan is intended to qualify as an "employee stock purchase plan" within the meaning of section 423 of the Code. Transactions under the Plan by or with respect to Section 16 Persons are also intended to qualify for exemption under SEC Rule 16b-3, unless the Committee specifically determines otherwise. Every provision of the Plan shall be administered, interpreted and construed to carry out those intentions, and, any provision of the Plan to the contrary notwithstanding, any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.


***

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1 AND "FOR" ITEM 2, 3 AND 4.

1. Election of Directors      FOR all nominees  / /      WITHHOLD AUTHORITY to vote   / /     *EXCEPTIONS  / /
                              listed below               for all nominees listed below

Nominees: Paul E. Graf, Donald G. Heitt, Harvey L. Poppel, Joseph F. Smorada, Deborah M. Soon

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions __________________________________________________________________

2. To ratify and approve the selection by the Board of Directors of Price Waterhouse LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998.

   FOR / /     AGAINST / /     ABSTAIN / /

3. To ratify and approve an amendment to the Company's Stock Incentive Plan (the "Incentive Plan") to increase the number of shares of the Company's Common Stock reserved for issuance under the Stock Incentive Plan to an aggregate of 3,985,000 shares.

   FOR / /     AGAINST / /     ABSTAIN / /

4. To ratify and approve an amendment to the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares of the Company's Common Stock reserved for issuance under the Stock Purchase Plan to an aggregate of 685,000 shares.

   FOR / /     AGAINST / /     ABSTAIN / /

In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

CHANGE OF ADDRESS AND/
OR COMMENTS MARK HERE    / /

Please sign exactly as your name appears to the left.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Dated: _________________________________, 1998

______________________________________________
Signature

______________________________________________
Signature

VOTES MUST BE INDICATED
(X) IN BLACK OR BLUE INK.       /X/

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



                        LARSCOM INCORPORATED

                  PROXY/VOTING INSTRUCTIONS CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LARSCOM
          INCORPORATED FOR THE ANNUAL MEETING ON MAY 28, 1998

     The undersigned appoints Joseph F. Smorada and Deborah M. Soon and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Larscom Incorporated Class A Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 28, 1998 and at any adjournment or postponement thereof, as indicated on the reverse side.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4.

             (Continued and to be signed on the reverse side.)


                                                 LARSCOM INCORPORATED
                                                 P.O. BOX 11396
                                                 NEW YORK, N.Y. 10203-0396